Exhibit 10-g-4

NOTICE OF SHARE- AND CASH-BASED AWARDS

(Executive Officer)

To:	(“Grantee”)
Date of Notice:

Nordson Corporation, an Ohio corporation (the “Company”), grants to you, the Grantee named above, in accordance with the terms of the Nordson Corporation 2012 Stock Incentive and Award Plan (the “Plan”) and this Notice of Share- and Cash-Based Awards (“Notice”), the following awards:

Award Type	Date of Grant	# of Options / Shares / Target Opportunity	Exercise Price	Vesting Date
Non-qualified Stock Option	[•]	[•]	$[•] per Share	Equal annual installments on each of the first four anniversaries of the Date of Grant

Restricted Shares	[•]	[•]	N/A	Equal annual installments on each of the first three anniversaries of the Date of Grant

Performance Share Units[1] (FY[•]-[•] Performance Share Program)	[•]	[•] units (Target) [2]	N/A	[•]

Cash-Based Award (FY[•] Annual Cash Incentive)	[•]	$[•] (Target) [2]	N/A	[•]

[1]	Fractional Shares or Units will be subject to rounding conventions adopted by the Company from time to time; provided that in no event will the total Shares or Units issued exceed the total Shares or Units granted under the award.
[2]	Actual payout amount to be determined at the conclusion of the performance period.

I.	Terms of Grant. See Appendix A to this Notice.

II.	Impact of Termination of Employment. See Appendix B to this Notice

III.	Performance Objectives: Unless you are a “Covered Employee” (as defined in Appendix C to this Notice), the performance objectives related to your Performance Share Units and Cash-Based Award are set out below. Performance Objectives for Covered Employees are set out on Appendix C to this Notice.

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NOTICE OF SHARE- AND CASH-BASED AWARDS

(Executive Officer)

To:	(“Grantee”)
Date of Notice:

A.	Performance Share Unit Award (FY [•]-[•]Performance Share Program). Your right to receive any unrestricted Nordson Common Shares under your Performance Share Unit Award is contingent upon the Company’s achievement of specified levels of [•] and [•] over the performance period (FY [•] through FY [•]) as set out in the matrix below, with one-half of your target number of Performance Share Units allocated to each of those two performance objectives. Further, the Compensation Committee, in its sole discretion, may modify the performance objectives applicable to the Award, or the related threshold, target and maximum achievement levels, or the actual payout levels, in whole or in part, as the Committee deems appropriate and equitable to reflect a change in the business, operations, corporate structure or capital structure of the Company or its affiliates, the manner in which it conducts its business, or other events or circumstances.

FY [•] -[•] Performance Share Program
[•]			[•]
Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)	Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)
[•]	[•]	[•]	[•]	[•]	[•]

[1]	Proposed and subject to adjustment upon confirmation of FY [•] financial results.
*	Straight line interpolation applies for performance between designated levels.

B.	Cash-Based Award (FY [•] Annual Cash Incentive). Payment of all or any portion of your Cash-Based Award is contingent upon the Company’s achievement of specified levels of [•] and [•] for FY [•] as set out in the matrix below, with one-half of your Award opportunity allocated to each of those two performance objectives provided that payout of your Annual Incentive is subject to a reduction or increase based upon the Compensation Committee’s discretionary assessment of your individual performance. The Compensation Committee, in its sole discretion, may modify the performance objectives applicable to the Award, or the related threshold, target and maximum achievement levels, or the actual payout levels, in whole or in part, as the Committee deems appropriate and equitable to reflect a change in the business, operations, corporate structure or capital structure of the Company or its affiliates, the manner in which it conducts its business, or other events or circumstances.

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NOTICE OF SHARE- AND CASH-BASED AWARDS

(Executive Officer)

To:	(“Grantee”)
Date of Notice:

FY [•] Annual Cash Incentive
[•]			[•]
Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)	Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)
[•]	[•]	[•]	[•]	[•]	[•]

[1]	Proposed and subject to adjustment upon confirmation of FY 2013 financial results.
*	Straight line interpolation applies for performance between designated levels.

IV.	Miscellaneous Provisions:

A.	Forfeiture. All Awards are subject to the Company’s Clawback Policy (see Appendix D to this Notice).

B.	No Employment Contract. Nothing contained in this Notice shall confer upon you any right with respect to continuance of employment by the Company and its Subsidiaries, nor limit or affect in any manner the right of the Company and its Subsidiaries to terminate your employment or adjust your compensation.

C.	Relation to Other Benefits. Any economic or other benefit to you under this Notice or the Plan shall not be taken into account in determining any benefits to which you may be entitled under any profit-sharing, retirement, life insurance or other benefit or compensation plan maintained by the Company or a Subsidiary unless expressly provided for in the respective plans.

D.	Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws and listing requirements with respect to the awards; provided that, notwithstanding any other provision of this Notice, and only to the extent permitted under Section 409A of the Code, the Company shall not be obligated to deliver any Shares pursuant to this Notice if the delivery thereof would result in a violation of any such law or listing requirement.

E.

Amendments. Subject to the terms of the Plan, the Committee may modify this Notice upon written notice to you. Any amendment to the Plan shall be deemed to be an amendment to this Notice to the extent that the amendment is applicable hereto. Notwithstanding the foregoing, no amendment of the

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NOTICE OF SHARE- AND CASH-BASED AWARDS

(Executive Officer)

To:	(“Grantee”)
Date of Notice:

Plan or this Notice shall adversely affect your rights under this Notice without your consent unless the Committee determines, in good faith, that such amendment is required for the Notice to either be exempt from the application of, or comply with, the requirements of Section 409A of the Code, or as otherwise may be provided in the Plan.

F.	Severability. In the event that one or more of the provisions of this Notice shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

G.	Relation to Plan. This Notice (along with Appendices A, B, C and D) is subject to the terms and conditions of the Plan and, together with the Plan, contain the entire understanding of the parties with respect to the subject matter contained in this Notice, and supersede all prior written or oral communications, representations and negotiations in respect thereto. In the event of any inconsistency between the provisions of this Notice and the Plan, the Plan shall govern. Capitalized terms used herein (and the related Appendices A, B, C and D) without definition shall have the meanings assigned to them in the Plan. See Appendices E and F to this Notice for the Plan Document and Plan Summary, respectively.

H.	Successors and Assigns. The provisions of this Notice shall inure to the benefit of, and be binding upon your successors, administrators, heirs, legal representatives and assigns, and the successors and assigns of the Company.

I.	Governing Law. The interpretation, performance, and enforcement of this Notice shall be governed by the laws of the State of Ohio, without giving effect to the principles of conflict of laws thereof.

J.	Electronic Delivery. You hereby consent and agree to electronic delivery of any documents that the Company may elect to deliver (including, but not limited to, grant or award notifications, account statements, annual and quarterly reports, and all other forms of communications) in connection with this and any other award made or offered under the Plan. You have the right at any time to request that the Company deliver written copies of any and all materials referred to above at no charge. You also hereby consent to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may elect to deliver, and agrees that your electronic response or signature is the same as, and shall have the same force and effect as your manual signature.

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NOTICE OF SHARE- AND CASH-BASED AWARDS

(Executive Officer)

To:	(“Grantee”)
Date of Notice:

K.	Tax Withholding. To the extent the Company or any Subsidiary is required to withhold any federal, state, local, foreign or other taxes in connection with a Stock Option exercise, the vesting of Restricted Shares or the settlement of Performance Share Units, then the Company or Subsidiary (as applicable) shall retain a number of Shares otherwise deliverable or vested with a value equal to the required withholding (based on the Fair Market Value of the Shares on the applicable date); provided that in no event shall the value of the Shares retained exceed the minimum amount of taxes required to be withheld or such other amount that will not result in a negative accounting impact. Notwithstanding the foregoing, you may elect, in accordance with procedures adopted by the Company from time to time, to either (i) pay or provide for payment of the required tax withholding, or (ii) have the required tax withholding deducted from any amount of salary, bonus, incentive compensation or other amounts otherwise payable in cash to you (other than deferred compensation subject to Section 409A of the Code); provided that the Company may require the use of one or both of these methods in the event that the Company or any Subsidiary is required to withhold taxes at any time other than upon delivery or vesting of the Shares (for example, if you defer the Shares under a Company deferred compensation plan. Any payment of a Cash-Based Award shall be subject to withholding of applicable federal, state, local, foreign or other taxes.

Acceptance:

You must accept the Awards set forth in this Notice no later than [•] or this Notice may be cancelled by the Company, in its sole discretion. You may accept the Awards by e-mailing [•] with a copy to [•] and inserting the following legend in the body of the e-mail:

I have reviewed this Notice of Share- and Cash-Based Awards dated [•] and confirm my acceptance of the Awards in accordance with the terms of the Nordson Corporation 2012 Stock Incentive and Award Plan and this Notice of Share- and Cash-Based Awards.

- Notice -

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APPENDIX A:

TERMS OF GRANT

(EXECUTIVE OFFICER)

STOCK OPTION AWARDS

Each Stock Option Award granted pursuant to the Compensation Committee’s [•] Resolution (“Resolution”), shall have, in addition to any terms and conditions set forth in the Notice and the Plan, the following terms and conditions:

FY [•] Executive Officer Stock Option Award

Form of Grant	Non-qualified Stock Options

Grant Period	Fiscal Year [•]

Date of Grant	[•]

Vesting Date	Four equal annual installments on each of the first four anniversaries of the Date of Grant.

Term	Each Stock Option shall expire on midnight of the tenth anniversary of the Date of Grant.

Exercise

To the extent that the Stock Option becomes vested and exercisable, it may be exercised in whole or in part from time to time by written notice to the Company or its designee stating the number of Shares for which the Stock Option is being exercised, the intended manner of payment to cover the exercise price, taxes or any brokerage fees or commissions, and such other provisions as may be required by the Company or its designee. The vested Stock Option may be exercised prior to its expiration date, during the lifetime of the Grantee, only by the Grantee, or in the event of his legal incapacity, by his guardian or legal representative acting on behalf of the Grantee in a fiduciary capacity under state law and court supervision. If the Grantee dies before the expiration of the Stock Option, all or part of this Stock Option may be exercised (prior to expiration) by the personal representative of the Grantee or by any person who has acquired this Stock Option directly from the Grantee by will, bequest or inheritance but only to the extent that the Stock Option was vested and exercisable upon the Grantee’s death.

The exercise price and taxes due as a consequence of the exercise are payable (i) in cash or by certified or cashier’s check or other cash equivalent acceptable to the Company payable to the order of the Company, (ii) by surrender of vested Shares (including by attestation) owned by the Grantee having an aggregate Fair Market Value at the time of exercise equal to the total exercise price and taxes, (iii) by a reduction in the number of Common Shares to be received upon exercise of the Stock Option (in which case shares may be reduced only to satisfy the minimum withholding tax required by federal, state and local authorities, unless otherwise determined by the Committee, or (iv) by a combination of the foregoing methods.

Delivery of Shares	Subject to the terms and conditions contained herein, Shares shall be delivered to the Grantee as soon as administratively practicable following the date the Grantee (i) exercises the Stock Option in accordance with the procedures outlined above, (ii) makes full payment to the Company or its designee of the exercise price and (iii) makes arrangements satisfactorily to the Company (or any Subsidiary, if applicable) for the payment of any required withholding taxes or brokerage fees/commissions related to the exercise of the Stock Option. The Grantee shall not possess any incidents of ownership (including, without limitation, dividend and voting rights) in the Shares until such Shares have been delivered to the Grantee.

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APPENDIX A:

TERMS OF GRANT

(EXECUTIVE OFFICER)

FY [•] Executive Officer Stock Option Award

Transferability

All Non-Qualified Stock Options shall be transferable and such options may be exercised by the transferee; provided, however, that (i) Non-Qualified Stock Options shall only be transferable to Family Members, trusts with third party trustees and for the sole benefit of Family Member beneficiaries, partnerships whose only partners are Family Members, and organizations exempt from income tax under §501(c)(3) of the Internal Revenue Code (provided, in this latter case, that all transferred Non-Qualified Stock Options must be vested); (ii) any such transfer must be without consideration (except when required by court order); (iii) once transferred, Non-Qualified Stock Options may not be further transferred by the transferee, except (a) by will or the laws of descent and distribution or (b) for a transfer by a trust or a partnership to a trust beneficiary or a partner, respectively; and (iv) the Company receives a copy of the document deemed necessary by the Committee establishing the validity of the transfer and requiring the transferee to accept and comply with the terms and conditions of the Non-Qualified Stock Option, the applicable Plan and any related Committee rules.

“Family Members” shall include children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law, nieces or nephews, including adoptive relationships.

In the event a Stock Option has been transferred, a Participant will be obligated to pay, on the date of exercise, all taxes associated with the exercise of the Stock Option. If the Participant fails to so pay all taxes associated with the exercise, such taxes will be paid by reducing the number of Common Shares to be received upon exercise.

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APPENDIX A:

TERMS OF GRANT

(EXECUTIVE OFFICER)

RESTRICTED SHARE AWARDS

Each Restricted Share Award granted pursuant to the Resolution shall have, in addition to any terms and conditions set forth in the Notice and the Plan, the following terms and conditions:

FY [•] Executive Officer Restricted Share Award

Form of Grant	Restricted Shares

Grant Period	Fiscal Year [•]

Date of Grant	[•]

Vesting Date	Three equal annual installments on each of the first three anniversaries of the Date of Grant.

Transferability	The Restricted Shares may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of by the Grantee, except to the Company, by will or the laws of descent and distribution, or as may otherwise be permitted by the Plan, until the Restricted Shares have vested. Any purported transfer or encumbrance in violation of this provision shall be void, and the other party to any such purported transaction shall not obtain any rights to or interest in such Restricted Shares. Any permitted transferee (other than the Company) shall remain subject to all the terms and conditions applicable to the Restricted Shares prior to such transfer.

Dividend, Voting and Other Rights	Except as otherwise provided herein, from and after the Date of Grant, the Grantee shall have all of the rights of a shareholder with respect to the Restricted Shares, including the right to vote the Restricted Shares and receive any cash dividends that may be paid thereon (which such cash dividends shall be paid to the Grantee at the same time they are paid to other shareholders); provided, however, that any additional Shares of the Company or other securities that the Grantee may become entitled to receive pursuant to a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, separation or reorganization or any other change in the capital structure of the Company shall be considered Restricted Shares and shall be subject to the same restrictions as the Restricted Shares covered by the Notice.

Custody of Shares	Until the Restricted Shares have vested, the Restricted Shares shall be issued in book-entry form only and shall not be represented by a certificate. The restrictions applicable to the Restricted Shares shall be reflected on the stock transfer records maintained by or on behalf of the Company. The Grantee agrees that, in order to ensure compliance with the restrictions imposed on the Restricted Shares under the Notice, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any. Effective until the Restricted Shares have become vested, the Grantee hereby irrevocably constitutes and appoints each of the Chief Financial Officer, General Counsel and the Vice President of Human Resources of the Company as attorney-in-fact to transfer the Restricted Shares on the stock transfer records of the Company with full power of substitution.

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APPENDIX A:

TERMS OF GRANT

(EXECUTIVE OFFICER)

PERFORMANCE SHARE UNIT AWARDS

Each Performance Share Unit Award granted pursuant to the Resolution, shall have, in addition to any terms and conditions set forth in any Notice and the Plan, the following terms and conditions:

FY [•] -[•] Executive Officer Performance Share Units Award

Form of Grant	Performance Share Units

Performance Period	Fiscal Year [•] – Fiscal Year [•]

Date of Grant	[•]

Payment:

Payment of any Performance Share Units that become earned will be made in the form of Shares no later than 90 days after the end of the Performance Period.

Notwithstanding the foregoing, payment of any Performance Share Units that become earned pursuant to Section 20 of the Plan (relating to a Change in Control and Potential Change in Control) shall be paid within 60 days after they become earned; provided that if the Performance Share Units are considered a “deferral of compensation” within the meaning of Section 409A of the Code, then Performance Share Units earned pursuant to Section 20 of the Plan shall be paid within 60 days following the earlier of (i) the occurrence of a “change in the ownership,” a “change in the effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code; (ii) the Grantee’s “separation from service” within the meaning of Section 409A of the Code; or (iii) the end of the Performance Period; provided that payment to a “specified employee” within the meaning of Section 409A of the Code shall be made, to the extent required by Section 409A of the Code, at least six months after the Grantee’s separation from service.

See Appendix B to the Notice relating to treatment of the Performance Share Units in the event of a Grantee’s termination of employment (other than in connection with a Potential Change in Control as provided in Section 20 of the Plan).

Transferability	The Performance Share Units subject to the Notice are personal to the Grantee and may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of by the Grantee until they become earned and settled; provided, however, that the Grantee’s rights with respect to such Performance Share Units may be transferred by will or pursuant to the laws of descent and distribution. Any purported transfer or encumbrance in violation of this provision shall be void, and the other party to any such purported transaction shall not obtain any rights to or interest in such Performance Share Units.

Dividend, Voting and Other Rights	The Grantee shall have no rights of ownership in the Performance Share Units or in the Shares related thereto and shall have no right to dividends or dividend equivalents and no right to vote Performance Share Units or the Shares related thereto until the date on which the Shares underlying the Performance Share Units are delivered to the Grantee.

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APPENDIX A:

TERMS OF GRANT

(EXECUTIVE OFFICER)

CASH-BASED AWARDS (ANNUAL CASH INCENTIVE)

Each Cash-Based Award (Annual Cash Incentive) granted pursuant to the Resolution, shall have, in addition to any terms and conditions set forth in any Notice and the Plan, the following terms and conditions:

FY [•] Executive Officer Cash-based Award

Form of Grant	Cash

Performance Period	Fiscal Year [•]

Date of Grant	[•]

Payment

Payment of any Award that becomes earned will be made in cash after the end of fiscal year [•] but no later than [•].

Notwithstanding the foregoing, payment of any Award that becomes earned pursuant to Section 20 of the Plan (relating to a Change in Control and Potential Change in Control) shall be paid within 60 days after it becomes earned.

See Appendix B to the Notice relating to disposition (payout) of the Award in the event of a Grantee’s termination of employment (other than in connection with a Potential Change in Control as provided in Section 20 of the Plan).

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APPENDIX B

IMPACT OF TERMINATION OF EMPLOYMENT ON AWARDS

(EXECUTIVE OFFICER)

The following tables reflect the impact various termination of employment scenarios have on the Awards granted to Executive Officers, other than termination of employment in connection with a Potential Change in Control as provided in Section 20 of the Plan. See Appendix A to the Notice relating to treatment of Awards in connection with a Change in Control or Potential Change in Control.

Reason for Termination	Impact of Termination of Employment
DEATH & DISABILITY[1]	Stock Options	Restricted Shares	Performance Share Units[2]	Cash-based Award (Annual Cash Incentive)[4]
Vesting	Full vesting of all unvested stock options awarded (e.g., accelerated vesting)	The restriction period will terminate and all restricted shares will become vested and transferable	Grantee shall earn a pro-rated number of Performance Share Units (rounded to the nearest whole number) equal to (i) the number of Performance Share Units to which the Grantee would have been entitled based on the performance of the Company during the full performance period and, for Covered Employees[3] the Compensation Committee’s exercise of negative discretion in accordance with the FY 2014-FY 2016 Performance Share Program, multiplied by (ii) a fraction, the numerator of which is the number of days that the Grantee was employed during the performance period and the denominator of which is the number of days in the performance period.	Grantee is not eligible for a payout, except that the Committee may, in its discretion, provide that the Grantee shall earn a pro-rated payout equal to (i) the payout to which the Grantee would have been entitled based on the performance of the Company during the full fiscal year and, for Covered Employees, the Compensation Committee’s exercise of negative discretion in accordance with the FY 2014 Annual Cash Incentive Program, multiplied by (ii) a fraction, the numerator of which is the number of days that the Grantee was employed during the fiscal year and the denominator of which is 365.

Option Expiration Date	Midnight of the 10th anniversary of the grant date	N/A	N/A	N/A

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APPENDIX B

IMPACT OF TERMINATION OF EMPLOYMENT ON AWARDS

(EXECUTIVE OFFICER)

Reason for Termination	Impact of Termination of Employment
RETIREMENT AT AGE 65[5]	Stock Options	Restricted Shares	Performance Share Units[2]	Cash-based Award (Annual Cash Incentive)[4]
Vesting	Grants made less than 12 months prior to termination date are forfeited; Vesting continues for all other unvested stock options granted

Grants made less than 12 months prior to termination date are forfeited;

For all other unvested restricted shares at the time of retirement, the restriction period will terminate and all restricted shares will become vested and transferable.

			Grantee shall earn a pro-rated number of Performance Share Units (rounded to the nearest whole number) equal to (i) the number of Performance Share Units to which the Grantee would have been entitled based on the performance of the Company during the full performance period and, for Covered Employees, the Compensation Committee’s exercise of negative discretion in accordance with the FY 2014-FY 2016 Performance Share Program, multiplied by (ii) a fraction, the numerator of which is the number of days that the Grantee was employed during the performance period and the denominator of which is the number of days in the performance period.	Grantee is not eligible for a payout, except that the Committee may, in its discretion, provide that the Grantee shall earn a pro-rated payout equal to (i) the payout to which the Grantee would have been entitled based on the performance of the Company during the full fiscal year and, for Covered Employees, the Compensation Committee’s exercise of negative discretion in accordance with the FY 2014 Annual Cash Incentive Program, multiplied by (ii) a fraction, the numerator of which is the number of days that the Grantee was employed during the fiscal year and the denominator of which is 365.

Option Expiration Date	Midnight of the 10th anniversary of the grant date.	N/A	N/A	N/A

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APPENDIX B

IMPACT OF TERMINATION OF EMPLOYMENT ON AWARDS

(EXECUTIVE OFFICER)

Reason for Termination	Impact of Termination of Employment
EARLY RETIREMENT[6]	Stock Options	Restricted Shares	Performance Share Units[2]	Cash-based Award (Annual Cash Incentive)[4]
Vesting	Grants made less than 12 months prior to termination date are forfeited; Vesting continues for all other unvested stock options granted

Grants made less than 12 months prior to termination date are forfeited;

For all other unvested Restricted Shares at the time of retirement, the restriction period will terminate with respect to that number of shares of Restricted Shares (rounded to the nearest whole number) equal to the product of (i) the total number of shares of Restricted Shares multiplied by (ii) a fraction the numerator of which is the number of full months that have elapsed since the date of grant and the denominator of which is the number of full months of the full restriction period, and that number of shares of Restricted Shares will become vested and transferable.

The Committee may, in its discretion, waive the forfeiture of any or all such remaining shares.

			Grantee shall earn a pro-rated number of Performance Share Units (rounded to the nearest whole number) equal to (i) the number of Performance Share Units to which the Grantee would have been entitled based on the performance of the Company during the full performance period and, for Covered Employees, the Compensation Committee’s exercise of negative discretion in accordance with the FY 2014-FY 2016 Performance Share Program, multiplied by (ii) a fraction, the numerator of which is the number of days that the Grantee was employed during the performance period and the denominator of which is the number of days in the performance period.	Grantee is not eligible for a payout, except that the Committee may, in its discretion, provide that the Grantee shall earn a pro-rated payout equal to (i) the payout to which the Grantee would have been entitled based on the performance of the Company during the full fiscal year and, for Covered Employees, the Compensation Committee’s exercise of negative discretion in accordance with the FY 2014 Annual Cash Incentive Program, multiplied by (ii) a fraction, the numerator of which is the number of days that the Grantee was employed during the fiscal year and the denominator of which is 365.

Option Expiration Date	Earlier of (i) the 5th anniversary of the date of termination or (ii) midnight of the 10th anniversary of the grant date.	N/A	N/A	N/A

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APPENDIX B

IMPACT OF TERMINATION OF EMPLOYMENT ON AWARDS

(EXECUTIVE OFFICER)

Reason for Termination	Impact of Termination of Employment
INVOLUNTARY TERMINATION (other than a violation of the Company’s Code of Ethics and Business Conduct)	Stock Options	Restricted Shares	Performance Share Units[2]	Cash-based Award (Annual Cash Incentive)[4]
Vesting	All unvested options are forfeited as of the termination date	All unvested shares of restricted stock will be forfeited as of the date of termination; except that the Committee may, in its discretion, waive the automatic forfeiture of, and the restrictions on, any or all such shares.	All unvested performance share units are forfeited; except that the Committee may, in its discretion, provide that the Grantee shall earn a pro-rated number of Performance Share Units (rounded to the nearest whole number) equal to (i) the number of Performance Share Units to which the Grantee would have been entitled based on the performance of the Company during the full performance period and, for Covered Employees, the Compensation Committee’s exercise of negative discretion in accordance with the FY 2014-FY 2016 Performance Share Program, multiplied by (ii) a fraction, the numerator of which is the number of days that the Grantee was employed during the performance period and the denominator of which is the number of days in the performance period.	Grantee is not eligible for a payout, except that the Committee may, in its discretion, provide that the Grantee shall earn a pro-rated payout equal to (i) the payout to which the Grantee would have been entitled based on the performance of the Company during the full fiscal year and, for Covered Employees, the Compensation Committee’s exercise of negative discretion in accordance with the FY 2014 Annual Cash Incentive Program, multiplied by (ii) a fraction, the numerator of which is the number of days that the Grantee was employed during the fiscal year and the denominator of which is 365.

Option Expiration Date	Earlier of (i) 90 days after the date of termination and (ii) midnight of the 10th anniversary of the grant date.	N/A	N/A	N/A

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APPENDIX B

IMPACT OF TERMINATION OF EMPLOYMENT ON AWARDS

(EXECUTIVE OFFICER)

Reason for Termination	Impact of Termination of Employment
VOLUNTARY TERMINATION or TERMINATION DUE TO A VIOLATION OF THE COMPANY’S CODE OF ETHICS AND BUSINESS CONDUCT	Stock Options	Restricted Shares	Performance Share Units[2]	Cash-based Award (Annual Cash Incentive)[4]
Vesting	All vested and unvested options are forfeited as of the termination date.	All unvested shares of restricted shares will be forfeited as of the date of termination.	All unvested performance share units are forfeited.	Grantee is not eligible for a payout.

Option Expiration Date	On the termination date.	N/A	N/A	N/A

1.	Death and Disability: defined as a physical or mental impairment, due to accident or illness that renders a Grantee incapable of performing the duties of his normal occupation, as determined by the Committee. The Committee may, in its discretion, require that the existence of the Disability be verified by a physician approved by the Committee.
2.	Achievement of performance objectives and amounts payable will be certified by the Compensation Committee and payouts, if any, will be remitted following the conclusion of a performance period.
3.	Covered Employees” shall be those Grantees serving as President and Chief Executive Officer (“CEO”), the first highest paid named executive officer other than the CEO or the Chief Financial Officer (“CFO”), the second highest paid named executive officer other than the CEO and CFO, and the third highest paid named executive officer other than the CEO and CFO as of the last day of the applicable performance period.
4.	Achievement of performance objectives and amounts payable will be certified by the Compensation Committee and payouts, if any, will be remitted following the conclusion of a performance period (fiscal year).
5.	Under the terms of the Nordson Corporation Salaried Employees Pension Plan.
6.	Retirement no earlier than age 55 but before age 65, with no less than 5 years of service as defined under the Nordson Corporation Salaried Employees Pension Plan.

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APPENDIX C:

PERFORMANCE OBJECTIVE FOR AWARDS TO COVERED EMPLOYEE

This Appendix C sets out Performance Objectives for Performance Share Unit Awards and Cash-Based Awards to Covered Employees. Covered Employees are those individuals serving on the last day of the applicable performance period (i.e., the last day of FY [•] in the case of Cash-Based Awards and the last day of FY [•] in the case of Performance Share Unit Awards) as the Company’s President and Chief Executive Officer (“CEO”), the first highest paid Named Executive Officer other than the CEO or Chief Financial Officer (“CFO”), the second highest paid Named Executive Officer other than the CEO and CFO, and the third highest paid Named Executive Officer other than the CEO and CFO. Awards to Covered Employees subject to this Appendix C are intended to qualify as “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code and shall be administered and interpreted in a manner consistent with that intent.

The Performance Objectives for Awards to Grantees who are not Covered Employees are set out in the Notice.

Performance Share Unit Awards (FY [•] -[•] Performance Share Program)

No Performance Share Units shall be payable to any Covered Employee unless a share pool is funded based on the Company’s achievement of positive cumulative cash flow from operating activities (“Cash Flow”), as disclosed in the Company’s Form 10-K Report, if any, for the Performance Period as described below. The aggregate share pool, if any, will equal the number of Shares determined by dividing (a) 1.75% of the Company’s Cash Flow, if any, for the performance period, by (b) the Fair Market Value per Share on the last day of the performance period. If funded, 60% of the share pool will be allocated to the CEO and 13.3% of the share pool will be allocated to each of the other Covered Employees; provided, however, that in no event may the portion of the share pool allocated to any Covered Employee exceed 750,000 Shares.

If the Company does not achieve positive cumulative operating cash flow for the performance period, then no Performance Share Units shall be payable to any Covered Employee for the performance period.

If the share pool is funded as described above, the Compensation Committee, in its sole discretion, may decrease the payout of each Covered Employee’s Performance Share Unit Award (without increasing any other Covered Employee’s payout) based on its assessment of the Company’s performance, the Covered Employee’s individual performance, or any other factors it considers relevant, including, without limitation, the Company’s achievement of specified levels of [•] and [•] over the performance period (FY [•] through FY [•]) as set out in the matrix below, with one-half of each Covered Employee’s target number of Performance Share Units allocated to each of those two performance objectives. Further, the Compensation Committee, in its sole discretion, may modify the performance objectives set out in the matrix below, or the related threshold, target and maximum achievement levels, or the actual payout levels, in whole or in part, as the Committee deems appropriate and equitable to reflect a change in the business, operations, corporate structure or capital structure of the Company or its affiliates, the manner in which it conducts its business, or other events or circumstances.

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APPENDIX C:

PERFORMANCE OBJECTIVE FOR AWARDS TO COVERED EMPLOYEE

FY [•] -[•] Performance Share Program
[•]			[•]
Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)	Threshold (50% payout) (millions)	Target (100% payout) (millions)	Maximum (200% payout) (millions)
[•]	[•]	[•]	[•]	[•]	[•]

[1]	Proposed and subject to adjustment upon confirmation of FY [•] financial results.
*	Straight line interpolation applies for performance between designated levels.

Cash-Based Awards (FY [•] Annual Cash Incentive)

No Cash-Based Award shall be payable to any Covered Employee for FY [•] unless a bonus pool is funded based on the Company’s achievement of positive cash flow from operating activities (“Cash Flow”), as disclosed in the Company’s Form 10-K Report, if any for FY [•], as described below. The aggregate bonus pool, if any, will equal 1.5% of the Company’s Cash Flow, if any, for FY [•]. If funded, 55% of the bonus pool will be allocated to the CEO and 15% of the bonus pool will be allocated to each of the other Covered Employees; provided, however, that in no event may the portion of the bonus pool allocated to any Covered Employee exceed $5,000,000. The lesser of $5,000,000 or the portion of the bonus pool allocated to a Covered Employee shall be the Covered Employee’s “Maximum Bonus.” If the Company does not achieve positive Cash Flow for FY [•], then no Cash-Based Award shall be payable to any Covered Employee for FY [•].

If the bonus pool is funded as described above, the Compensation Committee, in its sole discretion, may decrease the payout of each Covered Employee’s Award (without increasing any other Covered Employee’s payout) based on its assessment of the Company’s performance, the Covered Employee’s individual performance, or any other factors it considers relevant, including, without limitation, the Company’s achievement of specified levels of [•] and [•] as set out in the matrix below, with one-half of each Covered Employee’s target Award opportunity allocated to each of those two performance objectives; provided that payout of a Covered Employee’s Cash-Based Award is subject to a reduction or increase of the amount determined in accordance with the matrix below, based upon the Compensation Committee’s discretionary assessment of each Covered Employee’s individual performance. The Compensation

17 of 40

APPENDIX C:

PERFORMANCE OBJECTIVE FOR AWARDS TO COVERED EMPLOYEE

Committee, in its sole discretion, may modify the performance objectives set out in the matrix below, or the related threshold, target and maximum achievement levels, or the actual payout levels, in whole or in part, as the Committee deems appropriate and equitable to reflect a change in the business, operations, corporate structure or capital structure of the Company or its affiliates, the manner in which it conducts its business, or other events or circumstances.

FY [•] Annual Cash Incentive
[•]			[•]
Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)	Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)
[•]	[•]	[•]	[•]	[•]	[•]

[1]	Proposed and subject to adjustment upon confirmation of FY [•] financial results.
*	Straight line interpolation applies for performance between designated levels.

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APPENDIX D:

NORDSON CORPORATION CLAWBACK POLICY

This Clawback Policy is applicable to Nordson Corporation (the “Company”) executive officers who are subject to Section 16 of the Securities Exchange Act of 1934 (“Executive Officers”). The Company’s Board of Directors, upon the Compensation Committee’s recommendation, may, to the extent permitted by law and to the extent it determines that it is in the Company’s best interests to do so, take action in accordance with the following:

A.	Material Restatement:

In the event of a material restatement of the consolidated financial statements of the Company, other than any restatement required pursuant to a change in applicable accounting rules, the Company may recover from culpable and non-culpable Executive Officers any compensation (whether in cash or property) paid to, or realized by, an Executive Officer that would not have been paid or realized had the consolidated financial statements that are the subject of such restatement been correctly stated. Determination of culpability and materiality will be at the discretion of the Compensation Committee. Recovery hereunder is limited to amounts paid or realized by an Executive Officer during the three-year period preceding the date that the Company is required to prepare a restatement.

B.	Other Conduct:

In the event the Compensation Committee determines that an Executive Officer has engaged in (i) conduct that violates the Company’s Code of Ethics and Business Conduct, or (ii) willful misconduct or fraud that causes harm to the Company, the Company’s Board of Directors, upon the Compensation Committee’s recommendation, may, to the extent permitted by law and to the extent it determines that it is in the Company’s best interests to do so, require reimbursement or payment by the Executive Officer to the Company of an amount determined by the Board of Directors to be attributable to such conduct described in (i) and (ii) above.

Collectively, conduct described in A and B above shall be considered “Detrimental Conduct.” Compensation subject to this Policy includes equity-based compensation and performance-based compensation.

In determining whether to recover compensation paid or realized, the Board in its discretion may take into account such considerations as it deems appropriate, including whether the assertion of a claim may violate applicable law or prejudice the interest of the Company in any related proceeding or investigation and whether penalties or punishments have been imposed by third parties, such as law enforcement agencies, regulators or other authorities.

The Board may take action only after recommendation to do so by the Compensation Committee. However, the Board has sole and absolute discretion not to take action and its determination not to take action in any particular instance shall not in any way limit the Company’s ability to terminate participation of an Executive Officer in a compensation plan or program, or terminate an Executive Officer’s employment.

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APPENDIX D:

NORDSON CORPORATION CLAWBACK POLICY

If any provision of this Clawback Policy is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law.

Any action taken by the Company under this Clawback Policy is without prejudice to any other action the Company may choose to take upon determination that an Executive Officer has engaged in Detrimental Conduct or to all other remedies available to the Company.

The Company reserves the right to amend this policy in the future at any time including after final clawback rules are adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Act.

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APPENDIX E:

NORDSON CORPORATION

2012 STOCK INCENTIVE AND AWARD PLAN

1. Establishment, Purpose, Duration.

a. Establishment. Nordson Corporation (the “Company”), hereby establishes an equity compensation plan to be known as the Nordson Corporation 2012 Stock Incentive and Award Plan (the “Plan”). The Plan is effective as of December 28, 2012 (the “Effective Date”), subject to the approval of the Plan by the shareholders of the Company (the date of such shareholder approval being the “Approval Date”). Definitions of capitalized terms used in the Plan are contained in Section 0 of the Plan.

b. Purpose. The purpose of the Plan is to attract and retain Directors, officers and other key employees of the Company and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

c. Duration. No Award may be granted under the Plan after the day immediately preceding the tenth (10th) anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

d. Prior Plan. If the Company’s shareholders approve the Plan, the Nordson Corporation Amended and Restated 2004 Long-Term Performance Plan (the “Prior Plan”) will terminate in its entirety effective on the Approval Date; provided that all outstanding awards under the Prior Plan as of the Approval Date shall remain outstanding and shall be administered and settled in accordance with the provisions of the Prior Plan.

2.	Definitions. As used in the Plan, the following definitions shall apply.

“Applicable Laws” means the applicable requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

“Approval Date” has the meaning given such term in Section 0(a).

“Award” means a Nonqualified Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Shares Award, Restricted Share Unit, Other Share-Based Award or Cash-Based Award granted pursuant to the terms and conditions of the Plan.

“Award Agreement” means either: (a) an agreement, either in written or electronic format, entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan; or (b) a statement, either in written or electronic format, issued by the Company to a Participant describing the terms and provisions of such Award, which need not be signed by the Participant.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” shall mean a cash Award granted pursuant to Section 11 of the Plan.

“Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment agreement (or, if operative, the Change-in-Control Retention Agreement), if any, between the Participant and the Company or Subsidiary. If the Participant is not a party to an employment agreement (or Change-in-Control Retention Agreement) with the Company or a Subsidiary in which such term is defined, then unless otherwise defined in the applicable Award Agreement, “Cause” shall mean (i) the commission of an act of fraud, embezzlement, theft, or other similar criminal act constituting a felony and involving the business of the Company or its Subsidiaries, or (ii) the continued failure of the Participant to perform substantially the Participant’s duties with the Company or any of its Subsidiaries (other than any such failure resulting from any medically determined physical or mental impairment) that is not cured by the Participant within 30 days after a written demand for substantial performance is delivered to the Participant by the Company which specifically identifies the manner in which the Company believes that the Participant has not substantially performed the Participant’s duties.

“Change in Control” means the occurrence of one of the following events: (a) a report is filed with the SEC on Schedule 13D or Schedule 14D-1 (or any successor schedule, form, or report), each as promulgated pursuant to the Exchange Act, disclosing that any “person” (as the term “person” is used in

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APPENDIX E:

NORDSON CORPORATION

2012 STOCK INCENTIVE AND AWARD PLAN

Section 13(d) or Section 14(d)(2) of the Exchange Act) is or has become a beneficial owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities; (b) the Company is merged or consolidated with another corporation and, as a result thereof, securities representing less than 50% of the combined voting power of the surviving or resulting corporation’s securities (or of the securities of a parent corporation in case of a merger in which the surviving or resulting corporation becomes a wholly-owned subsidiary of the parent corporation) are owned in the aggregate by holders of the Company’s securities immediately before such merger or consolidation; (c) all or substantially all of the assets of the Company are sold in a single transaction or a series of related transactions to a single purchaser or a group of affiliated purchasers; or (d) during any period of 24 consecutive months, individuals who were Directors at the beginning of the period cease to constitute at least a majority of the Board unless the election, or nomination for election by the Company’s shareholders, of more than one half of any new Directors was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of the 24 month period.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or such other committee or subcommittee of the Board as may be duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. To the extent required by Applicable Laws, the Committee shall consist of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act, an “outside director” within the meaning of regulations promulgated under Section 162(m) of the Code, and an “independent director” within the meaning of applicable rules of any securities exchange upon which Shares are listed.

“Company” has the meaning given such term in Section 1(a) and any successor thereto.

“Date of Grant” means the date as of which an Award is determined to be effective and designated in a resolution by the Committee and is granted pursuant to the Plan. The Date of Grant shall not be earlier than the date of the resolution and action therein by the Committee. In no event shall the Date of Grant be earlier than the Effective Date.

“Director” means any individual who is a member of the Board who is not an Employee.

“Effective Date” has the meaning given such term in Section 0(a).

“Employee” means any employee of the Company or a Subsidiary; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term “Employee” has the meaning given to such term in Section 3401(c) of the Code, as interpreted by the regulations thereunder and Applicable Law.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

“Fair Market Value” means the value of one Share on any relevant date, determined under the following rules: (a) the closing sale price per Share on that date as reported on the principal exchange on which Shares are then trading, if any, or if applicable the NASDAQ Global Select Market, or if there are no sales on that date, on the next preceding trading day during which a sale occurred; (b) if the Shares are not reported on a principal exchange or national market system, the average of the closing bid and asked prices last quoted on that date by an established quotation service for over-the-counter securities; or (c) if neither (a) nor (b) applies, (i) with respect to Stock Options, Stock Appreciation Rights and any Award of stock rights that is subject to Section 409A of the Code, the value as determined by the Committee through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code, and (ii) with respect to all other Awards, the fair market value as determined by the Committee in good faith.

“Full Value Award” means an Award that is settled by the issuance of Shares, other than a Stock Option or a Stock Appreciation Right.

“Good Reason” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the Change-in-Control Retention Agreement, if any, between the Participant and the Company or Subsidiary.

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APPENDIX E:

NORDSON CORPORATION

2012 STOCK INCENTIVE AND AWARD PLAN

“Incentive Stock Option” or “ISO” means a Stock Option that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.

“Nonqualified Stock Option” means a Stock Option that is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

“Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted in accordance with the terms and conditions set forth in Section 10.

“Participant” means any eligible individual as set forth in Section 5 who holds one or more outstanding Awards.

“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code.

“Performance Objectives” means the performance objective or objectives established by the Committee pursuant to the Plan. Any Performance Objectives may relate to the performance of the Company or one or more of its Subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of the individual Participant, and may include, without limitation, the Performance Objectives set forth in Section 13(b). The Performance Objectives may be made relative to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Objectives as compared to various stock market indices. Performance Objectives may be stated as a combination of the listed factors.

“Plan” means this Nordson Corporation 2012 Stock and Incentive Award Plan, as amended from time to time.

“Potential Change in Control” means a report is filed with the SEC on Schedule 13D or Schedule 14D-1 (or any successor schedule, form, or report), each as promulgated pursuant to the Exchange Act, disclosing that any “person” (as the term “person” is used in Section 13(d) or Section 14(d)(2) of the Exchange Act) is or has become a beneficial owner, directly or indirectly, of securities of the Company representing at least 25% but less than 35% of the combined voting power of the Company’s then outstanding securities.

“Potential Change in Control Protection Period” means the period commencing on a Potential Change in Control and ending on the earlier of (i) a Change in Control, or (ii) the second anniversary of the Potential Change in Control.

“Prior Plan” has the meaning given such term in Section 0(d).

“Qualified Termination” means any termination of a Participant’s employment during the Potential Change in Control Protection Period: (i) by the Company, any of its Subsidiaries or the resulting entity without Cause, or (ii) solely with respect to a Participant who is a party to a Change-in-Control Retention Agreement with the Company or a Subsidiary immediately prior to a Potential Change in Control, by the Participant for Good Reason.

“Restricted Shares” means Shares granted or sold pursuant to Section 0 as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 0 has expired.

“Restricted Share Unit” means a grant or sale of the right to receive Shares or cash at the end of a specified restricted period made pursuant to Section 0.

“SEC” means the United States Securities and Exchange Commission.

“Share” means a share of common stock of the Company, without par value, or any security into which such Share may be changed by reason of any transaction or event of the type referred to in Section 15.

“Stock Appreciation Right” means a right granted pursuant to Section 0.

“Stock Option” means a right to purchase a Share granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 0. Stock Options may be either Incentive Stock Options or Nonqualified Stock Options.

23 of 40

APPENDIX E:

NORDSON CORPORATION

2012 STOCK INCENTIVE AND AWARD PLAN

“Subsidiary” means: (a) with respect to an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code; and (b) for all other purposes under the Plan, any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than fifty (50%) by reason of stock ownership or otherwise.

“Ten Percent Shareholder” shall mean any Participant who owns more than 10% of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.

3. Shares Available Under the Plan.

a. Shares Available for Awards. The maximum number of Shares that may be issued or delivered pursuant to Awards under the Plan shall be 2,900,000, including the number of Shares that, on the Approval Date, are available to be granted under the Prior Plan but which are not then subject to outstanding awards under the Prior Plan, all of which may be granted with respect to Incentive Stock Options. Shares issued or delivered pursuant to an Award may be authorized but unissued Shares, treasury Shares, including Shares purchased in the open market, or a combination of the foregoing. The aggregate number of Shares available for issuance or delivery under the Plan shall be subject to adjustment as provided in Section 15.

b. Share Counting. The following Shares shall not count against the Share limit in Section 3(a): (i) Shares covered by an Award that expires or is forfeited, canceled, surrendered, or otherwise terminated without the issuance of such Shares; (ii) Shares covered by an Award that is settled only in cash; (iii) Shares tendered in payment of the exercise price of a Stock Option; (iv) Shares withheld by the Company or any Subsidiary to satisfy a tax withholding obligation; and (v) Shares granted through the assumption of, or in substitution for, outstanding awards granted by a company to individuals who become Employees or Directors as the result of a merger, consolidation, acquisition or other corporate transaction involving such company and the Company or any of its Affiliates (except as may be required by reason of the rules and regulations of any stock exchange or other trading market on which the Shares are listed). With respect to any Stock Appreciation Right that is settled in Shares, only the Shares used to settle the Stock Appreciation Right upon exercise shall count against the number of Shares available for Awards under the Plan. In addition, Shares subject to outstanding awards under the Prior Plan as of the Approval Date that on or after the Approval Date are forfeited, canceled, surrendered or otherwise terminated without the issuance of such Shares shall be available for issuance or delivery under this Plan. Notwithstanding anything contained herein to the contrary, Shares that are repurchased by the Company with Stock Option proceeds shall not be added back to the number of Shares reserved in Section 3(a). This Section 3(b) shall apply to the number of Shares reserved and available for Incentive Stock Options only to the extent consistent with applicable Treasury regulations relating to Incentive Stock Options under the Code.

c. Per Participant Share Limits. Subject to adjustment as provided in Section 15 of the Plan, the following limits shall apply with respect to Awards that are intended to qualify for the Performance-Based Exception: (i) the maximum aggregate number of Shares that may be subject to Stock Options or Stock Appreciation Rights granted in any calendar year to any one Participant shall be 750,000 Shares; (ii) the maximum aggregate number of Restricted Shares granted in any calendar year to any one Participant shall be 250,000 Shares; (iii) the maximum aggregate number of shares that may be issued or delivered pursuant to Restricted Share Units or Other Share-Based Awards granted in any calendar year to any one Participant shall be 250,000 Shares, provided that if the Restricted Share Units or Other Share-Based Awards are subject to a performance period of more than one year, the maximum shall equal the product of 250,000 Shares and the full number of years in the performance period; and (iv) the maximum aggregate compensation that may be paid under a Cash-Based Award granted in any calendar year to any one Participant shall be $5,000,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount, provided that if the Cash-Based Award is subject to a performance period of more than one year, the maximum shall equal the product of $5,000,000 and the full number of years in the performance period.

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APPENDIX E:

NORDSON CORPORATION

2012 STOCK INCENTIVE AND AWARD PLAN

4. Administration of the Plan.

a. In General. The Plan shall be administered by the Committee. Except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to: select Award recipients; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; grant waivers of terms, conditions, restrictions and limitations applicable to any Award, or accelerate the vesting or exercisability of any Award, in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate. To the extent permitted by Applicable Laws, the Committee may, in its discretion, delegate to one or more Directors or Employees any of the Committee’s authority under the Plan. The acts of any such delegates shall be treated hereunder as acts of the Committee with respect to any matters so delegated.

b. Determinations. The Committee shall have no obligation to treat Participants or eligible Participants uniformly, and the Committee may make determinations under the Plan selectively among Participants who receive, or Employees or Directors who are eligible to receive, Awards (whether or not such Participants or eligible Employees or Directors are similarly situated). All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, its shareholders, Directors, Employees, Participants and their estates and beneficiaries.

c. Authority of the Board. The Board may reserve to itself any or all of the authority or responsibility of the Committee under the Plan or may act as the administrator of the Plan for any and all purposes. To the extent the Board has reserved any such authority or responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4(c)) shall include the Board. To the extent that any action of the Board under the Plan conflicts with any action taken by the Committee, the action of the Board shall control.

5. Eligibility and Participation. Each Employee and Director is eligible to participate in the Plan. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees and Directors those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by Applicable Law and the amount of each Award.

6. Stock Options. Subject to the terms and conditions of the Plan, Stock Options may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Stock Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Option, the number of Shares covered by the Stock Option, the conditions upon which the Stock Option shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. The Award Agreement also shall specify whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

b. Exercise Price. The exercise price per Share of a Stock Option shall be determined by the Committee at the time the Stock Option is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

c. Term. The term of a Stock Option shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Option exceed ten (10) years from its Date of Grant.

d. Exercisability. Stock Options shall become vested and exercisable at such times and upon such terms and conditions as shall be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (a) performance goals based on one or more Performance Objectives, and/or (b) time-based vesting requirements.

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APPENDIX E:

NORDSON CORPORATION

2012 STOCK INCENTIVE AND AWARD PLAN

e. Exercise of Stock Options. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Option may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Option is to be exercised and full payment of the exercise price for such Shares. The exercise price of a Stock Option may be paid, in the discretion of the Committee and as set forth in the applicable Award Agreement: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; (iii) by a cashless exercise (including by withholding Shares deliverable upon exercise and through a broker-assisted arrangement to the extent permitted by Applicable Laws); (iv) by a combination of the methods described in clauses (i), (ii) and/or (iii); or (v) through any other method approved by the Committee in its sole discretion. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price, the Company shall cause the appropriate number of Shares to be issued to the Participant.

f. Special Rules Applicable to Incentive Stock Options. Notwithstanding any other provision in the Plan to the contrary:

(i) Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries. The terms and conditions of Incentive Stock Options shall be subject to and comply with the requirements of Section 422 of the Code.

(ii) To the extent that the aggregate Fair Market Value of the Shares (determined as of the Date of Grant) with respect to which an Incentive Stock Option is exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) is greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code, then the Stock Option shall be treated as a Nonqualified Stock Option.

(iii) No Incentive Stock Option shall be granted to any Participant who, on the Date of Grant, is a Ten Percent Shareholder, unless (x) the exercise price per Share of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the Date of Grant, and (y) the term of such Incentive Stock Option shall not exceed five (5) years from the Date of Grant.

7. Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the number of Shares covered by the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

b. Exercise Price. The exercise price per Share of a Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

c. Term. The term of a Stock Appreciation Right shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Appreciation Right exceed ten (10) years from its Date of Grant.

d. Exercisability of Stock Appreciation Rights. A Stock Appreciation Right shall become vested and exercisable at such times and upon such terms and conditions as may be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (i) performance goals based on one or more Performance Objectives, and/or (ii) time-based vesting requirements.

26 of 40

APPENDIX E:

NORDSON CORPORATION

2012 STOCK INCENTIVE AND AWARD PLAN

e. Exercise of Stock Appreciation Rights. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (a) the excess of (i) the Fair Market Value of a Share on the exercise date over (ii) the exercise price per Share, multiplied by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

8. Restricted Shares. Subject to the terms and conditions of the Plan, Restricted Shares may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Restricted Shares Award shall be evidenced by an Award Agreement that shall specify the number of Restricted Shares, the restricted period(s) applicable to the Restricted Shares, the conditions upon which the restrictions on the Restricted Shares will lapse and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

b. Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Shares as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share, restrictions based on the achievement of specific Performance Objectives, time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Shares. Unless otherwise provided in the related Award Agreement or required by applicable law, the restrictions imposed on Restricted Shares shall lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions. Subject to Sections 18 and 20 of the Plan, or as otherwise provided in the related Award Agreement in connection with a Change in Control or a Participant’s death, disability, retirement, involuntary termination of employment or service without Cause or termination of employment or service for good reason, (i) no condition on vesting of Restricted Shares that is based upon the achievement of Performance Objectives shall be based on performance over a period of less than one year, and (ii) no condition on vesting of Restricted Shares that is based solely upon continued employment or service shall provide for vesting in full of the Restricted Shares more quickly than three (3) years from the Date of Grant of the Award (which vesting period may lapse on a pro-rated, graded, or cliff basis as specified in the Award Agreement); provided, however, that up to five percent (5%) of the Shares available for grant as Restricted Shares (together with all other Shares available for grant as Full Value Awards) may be granted with a vesting period of at least one (1) year, regardless of whether vesting is conditioned upon the achievement of Performance Objectives; provided further that these minimum vesting provisions shall not apply to any grant of Restricted Shares to Directors.

c. Custody of Certificates. To the extent deemed appropriate by the Committee, the Company may retain the certificates, if any, representing Restricted Shares in the Company’s possession until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

d. Rights Associated with Restricted Shares during Restricted Period. During any restricted period applicable to Restricted Shares: (i) the Restricted Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated; (ii) unless otherwise provided in the related Award Agreement, the Participant shall be entitled to exercise full voting rights associated with such Restricted Shares; and (iii) the Participant shall be entitled to all dividends and other distributions paid with respect to such Restricted Shares during the restricted period. The Award Agreement may require that receipt of any dividends or other distributions with respect to the Restricted Shares shall be subject to the same terms and conditions as the Restricted Shares with respect to which they are paid. Notwithstanding the preceding sentence, dividends or other distributions with respect to Restricted Shares that vest based on the achievement of Performance Objectives shall be accumulated until such Award is earned, and the dividends or other distributions shall not be paid if the Performance Objectives are not satisfied.

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9. Restricted Share Units. Subject to the terms and conditions of the Plan, Restricted Share Units may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Restricted Share Unit Award shall be evidenced by an Award Agreement that shall specify the number of units, the restricted period(s) applicable to the Restricted Share Units, the conditions upon which the restrictions on the Restricted Share Units will lapse, the time and method of payment of the Restricted Share Units, and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

b. Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Share Units as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share Unit, restrictions based on the achievement of specific Performance Objectives and/or time-based restrictions or holding requirements. Subject to Sections 18 and 20 of the Plan, or as otherwise provided in the related Award Agreement in connection with a Change in Control or a Participant’s death, disability, retirement, involuntary termination of employment or service without Cause or termination of employment or service for good reason, (i) no condition on vesting of Restricted Share Units that is based upon the achievement of Performance Objectives shall be based on performance over a period of less than one year, and (ii) no condition on vesting of Restricted Share Units that is based solely upon continued employment or service shall provide for vesting in full of the Restricted Share Units more quickly than three (3) years from the Date of Grant of the Award (which vesting period may lapse on a pro-rated, graded, or cliff basis as specified in the Award Agreement); provided, however, that up to five percent (5%) of the Shares available for grant as Restricted Share Units (together with all other Shares available for grant as Full Value Awards) may be granted with a vesting period of at least one (1) year, regardless of whether vesting is conditioned upon the achievement of Performance Objectives; provided further that these minimum vesting provisions shall not apply to any grant of Restricted Share Units to Directors.

c. Form of Settlement. Restricted Share Units may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

d. Dividend Equivalents. Restricted Share Units may provide the Participant with dividend equivalents, on either a current or deferred or contingent basis, and either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided that dividend equivalents with respect to Restricted Share Units that vest based on the achievement of Performance Objectives shall be accumulated until such Award is earned, and the dividend equivalents shall not be paid if the Performance Objectives are not satisfied.

10. Other Share-Based Awards. Subject to the terms and conditions of the Plan, Other Share-Based Awards may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion. Other Share-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares, and shall be in such form as the Committee shall determine, including without limitation, time-based or performance-based units that are settled in Shares and/or cash and stock equivalent units.

a. Award Agreement. Each Other Share-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Share-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. Subject to Sections 18 and 20 of the Plan, or as otherwise provided in the related Award Agreement in connection with a Change in Control or a Participant’s death, disability, retirement, involuntary termination of employment or service without Cause or termination of employment or service for good reason, (i) no condition on vesting of an Other Share-Based Award that is based solely upon the achievement of Performance Objectives shall be based on performance over a period of less than one year, and (ii) no condition on vesting of an Other Share-Based Award that is based upon continued employment or service shall provide for vesting in full of the Other Share-Based Award more quickly than three (3) years from the Date of Grant of the Award (which vesting period may lapse on a pro-rated, graded, or cliff basis as specified in the Award Agreement); provided, however, that up to five percent

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(5%) of the Shares available for grant as Other Share-Based Awards (together with all other Shares available for grant as Full Value Awards) may be granted with a vesting period of at least one (1) year, regardless of whether vesting is conditioned upon the achievement of Performance Objectives; provided further that these minimum vesting provisions shall not apply to any grant of Other Share-Based Awards to Directors.

b. Form of Settlement. An Other Share-Based Award may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

c. Dividend Equivalents. Other Share-Based Awards may provide the Participant with dividend equivalents, on either a current or deferred or contingent basis, and either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided that dividend equivalents with respect to Other Share-Based Awards that vest based on the achievement of Performance Objectives shall be accumulated until such Award is earned, and the dividend equivalents shall not be paid if the Performance Objectives are not satisfied.

11. Cash-Based Awards. Subject to the terms and conditions of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such other terms and conditions as shall be determined by the Committee in its sole discretion. Each Cash-Based Award shall be evidenced by an Award Agreement that shall specify the payment amount or payment range, the time and method of settlement and the other terms and conditions, as applicable, of such Award which may include, without limitation, restrictions based on the achievement of specific Performance Objectives.

12. Compliance with Section 409A. Awards granted under the Plan shall be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code. To the extent that the Committee determines that any award granted under the Plan is subject to Section 409A of the Code, the Award Agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this Section): (i) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted or modified under the Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant; and (ii) if an Award is subject to Section 409A of the Code, and if the Participant holding the award is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), then, to the extent required to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant, no distribution or payment of any amount shall be made before the date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the date of the Participant’s death. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

13. Compliance with Section 162(m).

a. In General. Notwithstanding anything in the Plan to the contrary, Awards may be granted in a manner that is intended to qualify for the Performance-Based Exception. As determined by the Committee in its sole discretion, the grant, vesting, exercisability and/or settlement of any Restricted Shares, Restricted Share Units Other Share-Based Awards and Cash-Based Awards intended to qualify for the Performance-Based Exception shall be conditioned on the attainment of one or more Performance Objectives during a performance period established by the Committee and must satisfy the requirements of this Section 13.

b. Performance Objectives. If an Award is intended to qualify for the Performance-Based Exception, then the Performance Objectives shall be based on specified levels of or growth in one or more of the following criteria: return on net assets, return on capital employed, economic value added, sales, revenue, earnings per share, operating income, net income, earnings before interest and taxes,

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return on equity, total shareholder return, market valuation, cash flow, completion of acquisitions, product and market development, inventory management, working capital management and customer satisfaction. The foregoing business criteria may be clarified by reasonable definitions adopted from time to time by the Committee, which may include or exclude any items as the Committee may specify, including but not limited to: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities; effects relating to the impairment of goodwill or other intangible assets; expenses for restructuring or productivity initiatives; non-operating items; acquisition expenses; and effects of acquisitions, divestitures or reorganizations.

c. Establishment of Performance Goals. With respect to Awards intended to qualify for the Performance-Based Exception, the Committee shall establish: (i) the applicable Performance Objectives and performance period, and (ii) the formula for computing the payout. Such terms and conditions shall be established in writing while the outcome of the applicable performance period is substantially uncertain, but in no event later than the earlier of: (x) ninety days after the beginning of the applicable performance period; or (y) the expiration of twenty-five percent (25%) of the applicable performance period.

d. Certification of Performance. With respect to any Award intended to qualify for the Performance-Based Exception, the Committee shall certify in writing whether the applicable Performance Objectives and other material terms imposed on such Award have been satisfied, and, if they have, ascertain the amount of the payout or vesting of the Award. Notwithstanding any other provision of the Plan, payment or vesting of any such Award shall not be made until the Committee certifies in writing that the applicable Performance Objectives and any other material terms of such Award were in fact satisfied in a manner conforming to applicable regulations under Section 162(m) of the Code.

e. Negative Discretion. With respect to any Award intended to qualify for the Performance-Based Exception, after the date that the Performance Objectives are required to be established in writing pursuant to Section 13(c), the Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated Performance Objectives. However, the Committee may, in its sole discretion, reduce the amount of compensation that is payable upon achievement of the designated Performance Objectives.

14. Transferability. Except as otherwise determined by the Committee, no Award or dividend equivalents paid with respect to any Award shall be transferable by the Participant except by will or the laws of descent and distribution; provided, that if so determined by the Committee, each Participant may, in a manner established by the Board or the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant and to receive Shares or other property issued or delivered under such Award. Except as otherwise determined by the Committee, Stock Options and Stock Appreciation Rights will be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity to do so, by the Participant’s guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

15. Adjustments. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation), such as a stock dividend, stock split, reverse stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be an equitable adjustment in the numbers of Shares specified in Section 3 of the Plan and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards and the exercise price or other price of Shares subject to outstanding Awards, in each case to prevent dilution or enlargement of the rights of Participants. In the event of any other change in corporate capitalization, or in the event of a merger, consolidation, liquidation, or similar transaction, the Committee may, in its sole discretion, cause there to be an equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Notwithstanding the foregoing, the Committee shall not make any adjustment pursuant to this Section 15 that would (i) cause any Stock Option intended to qualify as an ISO to fail to so qualify, (ii) cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A, or (iii) cause an Award that is subject

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to Section 409A of the Code to fail to satisfy the requirements of Section 409A. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on all Participants and any other persons claiming under or through any Participant.

16. Fractional Shares. The Company shall not be required to issue or deliver any fractional Shares pursuant to the Plan and, unless otherwise provided by the Committee, fractional shares shall be settled in cash.

17. Withholding Taxes. To the extent required by Applicable Law, a Participant shall be required to satisfy, in a manner satisfactory to the Company or Subsidiary, as applicable, any withholding tax obligations that arise by reason of a Stock Option or Stock Appreciation Right exercise, the vesting of or settlement of Shares under an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company and its Subsidiaries shall not be required to issue or deliver Shares, make any payment or to recognize the transfer or disposition of Shares until such obligations are satisfied. The Committee may permit or require these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or delivered to a Participant upon exercise of a Stock Option or Stock Appreciation Right or upon the vesting or settlement of an Award, or by tendering Shares previously acquired, in each case having a Fair Market Value equal to the minimum amount required to be withheld or paid. Any such elections are subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee.

18. Foreign Employees. Without amending the Plan, the Committee may grant Awards to Participants who are foreign nationals, or who are subject to Applicable Laws of one or more non-United States jurisdictions, on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, and the like as may be necessary or advisable to comply with provisions of Applicable Laws of other countries in which the Company or its Subsidiaries operate or have employees.

19. Termination for Cause; Forfeiture of Awards. If a Participant’s employment or service is terminated by the Company or a Subsidiary for Cause, as determined by the Committee in its sole discretion, then the Participant shall forfeit all Awards granted under the Plan to the extent then held by the Participant. In addition, any Award granted to a Participant shall be subject to forfeiture or repayment pursuant to the terms of any applicable compensation recovery policy adopted by the Company, including any such policy that may be adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules or regulations issued by the Securities and Exchange Commission or applicable securities exchange.

20. Change in Control and Potential Change in Control.

a. Change in Control. In the event of a Change in Control: (x) all outstanding Awards held by the Participant that may be exercised shall become fully exercisable and shall remain exercisable for the full duration of their term effective immediately prior to the Change in Control, (y) all restrictions with respect to outstanding Awards shall lapse effective immediately prior to the Change in Control, with any specified Performance Objectives with respect to outstanding Awards deemed to be satisfied at the “target” level, and (z) all outstanding Awards shall become fully vested effective immediately prior to the Change in Control.

b. Potential Change in Control. In the event of a Potential Change in Control, all Awards shall continue to vest during the applicable vesting period, if any. Notwithstanding the preceding sentence, if a Participant incurs a Qualified Termination during the Potential Change in Control Protection Period, then upon such termination: (x) all outstanding Awards held by the Participant that may be exercised shall become fully exercisable and shall remain exercisable for the full duration of their term, (y) all restrictions with respect to outstanding Awards shall lapse, with any specified Performance Objectives with respect to outstanding Awards deemed to be satisfied at the “target” level, and (z) all outstanding Awards shall become fully vested.

c. Cancellation Right. The Committee may, in its sole discretion and without the consent of Participants, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of a Change in Control or Potential Change in Control, provide that any

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outstanding Award (or a portion thereof) shall, upon the occurrence of such Change in Control or Potential Change in Control, be cancelled in exchange for a payment in cash or other property (including shares of the resulting entity in connection with a Change in Control) in an amount equal to the excess, if any, of the Fair Market Value of the Shares subject to the Award, over any exercise price related to the Award, which amount may be zero if the Fair Market Value of a Share on the date of the Change in Control or Potential Change in Control does not exceed the exercise price per Share of the applicable Awards.

21. Amendment, Modification and Termination.

a. In General. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no alteration or amendment that requires shareholder approval in order for the Plan to comply with any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

b. Adjustments to Outstanding Awards. The Committee may in its sole discretion at any time (i) provide that all or a portion of a Participant’s Stock Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable; (ii) provide that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any Performance Objectives or other performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied; or (iii) waive any other limitation or requirement under any such Award, in each case, as of such date as the Committee may, in its sole discretion, declare. Unless otherwise determined by the Committee, any such adjustment that is made with respect to an Award that is intended to qualify for the Performance-Based Exception shall be made at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception. Additionally, the Committee shall not make any adjustment pursuant to this Section 21(b) that would cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A, or that would cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A.

c. Prohibition on Repricing. Except for adjustments made pursuant to Sections 15 or 20, the Board or the Committee will not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Stock Option or Stock Appreciation Right to reduce the exercise price. No Stock Option or Stock Appreciation Right will be cancelled and replaced with an Award having a lower exercise price, or for another Award, or for cash without further approval of the shareholders of the Company, except as provided in Sections 15 or 20. Furthermore, no Stock Option or Stock Appreciation Right will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another Award without further approval of the shareholders of the Company. This Section 21(c) is intended to prohibit the repricing of “underwater” Stock Options or Stock Appreciation Rights without shareholder approval and will not be construed to prohibit the adjustments provided for in Sections 15 or 20.

d. Effect on Outstanding Awards. Notwithstanding any other provision of the Plan to the contrary (other than Sections 15, 20, 21(b) and 23(d)), no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided that the Committee may modify an ISO held by a Participant to disqualify such Stock Option from treatment as an “incentive stock option” under Section 422 of the Code without the Participant’s consent.

22. Applicable Laws. The obligations of the Company with respect to Awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Committee determines may be required. The Plan and each Award Agreement shall be governed by the laws of the State of Ohio, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

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23. Miscellaneous.

a. Deferral of Awards. Except with respect to Stock Options, Stock Appreciation Rights and Restricted Shares, the Committee may permit Participants to elect to defer the issuance or delivery of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Plan. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts. All elections and deferrals permitted under this provision shall comply with Section 409A of the Code, including setting forth the time and manner of the election (including a compliant time and form of payment), the date on which the election is irrevocable, and whether the election can be changed until the date it is irrevocable.

b. No Right of Continued Employment. The Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time. No Employee or Director shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

c. Unfunded, Unsecured Plan. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

d. Severability. If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to Applicable Laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

e. Acceptance of Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Board or the Company, in any case in accordance with the terms and conditions of the Plan.

f. Successors. All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award agreements shall be deemed to refer to such successors.

[END OF DOCUMENT]

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APPENDIX F:

2012 STOCK INCENTIVE AND AWARD PLAN SUMMARY

The 2012 Stock Incentive and Award Plan (“2012 Plan”) authorizes the Company to grant equity-based and cash-based incentive compensation in the form of stock options, stock appreciation rights (or “SARs”), restricted shares, restricted share units, other share-based awards and cash-based awards. The principal features of the 2012 Plan are summarized below.

General Provisions of the 2012 Plan

Plan Limits. The 2012 Plan authorizes the issuance of up to a total of 2,900,000 common shares, inclusive of shares available to be granted under the prior plan immediately prior to shareholder approval of the 2012 Plan. As of October 31, 1,606,000 common shares were available for awards under the prior plan. Upon adoption of the 2012 Plan, no further awards will be made under the prior plan. All of the shares authorized under the 2012 Plan may be granted with respect to incentive stock options.

The following shares will not count against the number of shares available for awards under the 2012 Plan: (i) shares covered by awards under the 2012 Plan and the prior plan that expire or are forfeited, canceled, surrendered or otherwise terminated without the issuance of shares; (ii) shares covered by awards settled only in cash; (iii) shares tendered in payment of the exercise price of stock options; (iv) shares withheld to satisfy a tax withholding obligation; and (v) shares granted in assumption of, or substitution for, awards granted to individuals who become employees or directors as a result of a merger or similar transaction. With respect to SARs that are settled in shares, only the shares used to settle the SAR upon exercise will be counted against the number of shares available for awards under the 2012 Plan. Notwithstanding the foregoing, shares that are repurchased by the Company with stock option proceeds will not be added back to the number of shares available for awards under the 2012 Plan.

The 2012 Plan also imposes various sub-limits on the number of common shares that may be issued to any individual during any calendar year under awards that are intended to qualify for the performance-based compensation exception to Section 162(m) of the Internal Revenue Code. In particular, for any calendar year, the following limits shall apply with respect to awards intended to qualify as performance-based compensation:

•	The maximum number of shares subject to stock options or SARs granted in any calendar year to any one participant shall be 750,000 shares.

•	The maximum number of restricted shares granted in any calendar year to any one participant shall be 250,000 shares.

•	The maximum number of shares that may be issued pursuant to restricted share units or other share-based awards granted in any calendar year to any one participant shall be 250,000 shares (or, if the applicable performance period is more than one year, 250,000 times the full number of years in the performance period).

•	The maximum amount of compensation that may be paid under a cash-based award granted in any calendar year to any one participant shall be $5,000,000, or a number of shares having a fair market value not exceeding that amount (or, if the applicable performance period is more than one year, $5,000,000 times the full number of years in the performance period).

Administration of the 2012 Plan. The 2012 Plan will be administered by the Compensation Committee of the Board of Directors of the Company (or such other committee as may be appointed by the Board of Directors in accordance with applicable laws). The Board of Directors may reserve to itself any or all of the authority of the Compensation Committee, and the Board of Directors or the Compensation Committee may delegate any or all of its authority to one or more directors or employees to the extent permitted by applicable laws.

Eligibility for Awards. The 2012 Plan authorizes the Compensation Committee to make awards to any of our employees or non-employee directors. The selection of participants and the nature and size of awards are within the discretion of the Compensation Committee.

Term and Amendment. The 2012 Plan became effective on February 26, 2013 and will remain in effect until February 25, 2022.

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2012 STOCK INCENTIVE AND AWARD PLAN SUMMARY

The Board of Directors may amend or terminate the 2012 Plan at any time, provided that the 2012 Plan may not be amended without shareholder approval where required by applicable laws. Generally, the amendment or termination of the 2012 Plan or of any award agreement may not adversely affect in a material way any outstanding award without the consent of the participant holding the award.

Awards Under the 2012 Plan

General. When an award is granted under the 2012 Plan, the Compensation Committee will establish the terms and conditions of that award. These terms and conditions will be contained in an award agreement and may, for example, require that the participant continue to provide services to the Company or a related entity for a certain period of time or that the participant meet certain performance objectives during a specified period of time. By accepting an award, a participant will agree to be bound by the terms of the 2012 Plan and the associated award agreement. If there is a conflict between the terms of the 2012 Plan and the terms of an award agreement, the terms of the 2012 Plan will control. The types of awards that may be granted under the 2012 Plan are described below.

Stock Options. A stock option gives a participant the right to purchase a specified number of common shares and may be an incentive stock option or nonqualified stock option. The price at which a common share may be purchased upon exercise of a stock option, called the “exercise price,” will be determined by the Compensation Committee, but may not be less than the fair market value of a common share on the date the stock option is granted. Generally, “fair market value” will be the closing price of the Company’s common shares on the date in question. An option’s exercise price may be paid in any way determined by the Compensation Committee, including payment in cash (or a cash equivalent), a cashless exercise, tendering common shares the participant already owns or a combination thereof. In no event may an option be exercised more than 10 years after the date of grant. A participant who has been granted a stock option will not have any dividend or voting rights in connection with the shares underlying the stock option.

Special provisions apply to any incentive stock options granted under the 2012 Plan. All of the shares available for issuance under the 2012 Plan may be issued pursuant to incentive stock options. Incentive stock options may be granted only to employees. Incentive stock options that become exercisable for the first time in any year cannot relate to common shares having a fair market value (determined on the date of grant) of more than $100,000 per participant. The exercise price of an incentive stock option granted to an employee who owns shares possessing more than 10 percent of the Company’s voting power (a “10% shareholder”) may not be less than 110 percent of the fair market value of a common share on the date of grant, and an incentive stock option granted to a 10% shareholder will expire no later than 5 years after the date of grant.

Stock Appreciation Rights. A stock appreciation right gives a participant the right to receive the difference between the SAR’s exercise price and the fair market value of a common share on the date the SAR is exercised. SARs will be settled in (i) cash, (ii) common shares with a value on the settlement date equal to the difference between the fair market value of the common shares and the exercise price, or (iii) a combination of cash and common shares, as determined by the Compensation Committee at the time of grant. The exercise price of a stock appreciation right will be determined by the Compensation Committee, but may not be less than the fair market value of a common share on the date the SAR is granted. A stock appreciation right will be forfeited if the applicable terms and conditions are not met or if it is not exercised before it expires (which may never be later than 10 years after the date of grant). A participant who has been granted a stock appreciation right will not have any dividend or voting rights in connection with the shares underlying the SAR.

Restricted Shares. Restricted shares consist of common shares that are granted to a participant, but which are subject to certain restrictions on transferability and a risk of forfeiture if certain terms and conditions specified by the Compensation Committee are not met by the end of the restriction period. The restrictions may include time-based and/or performance-based restrictions. Generally, time-based restricted shares will have a vesting period of at least three years (and may vest on a pro-rated, graded or cliff basis), and performance-based restricted shares will have a performance period of at least one year. However, up to five percent of the shares available for grant under the 2012 Plan as restricted shares and

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other “full value awards” (awards settled in shares other than stock options and stock appreciation rights) may be granted with a vesting period of at least one year, regardless of whether vesting is based on the achievement of performance objectives. Unless otherwise determined by the Compensation Committee, a participant who has been granted restricted shares will have the right to receive dividends on the restricted shares and may vote those shares during the restriction period. However, dividends with respect to performance-based restricted shares will be accumulated until the restricted shares are earned and will not be paid unless applicable performance objectives are satisfied.

Restricted Share Units. Restricted share units constitute an agreement to deliver common shares to a participant if certain conditions specified by the Compensation Committee are met by the end of the restriction period. The conditions may include time-based and/or performance-based restrictions. Generally, time-based restricted share units will have a vesting period of at least three years (and may vest on a pro-rated, graded or cliff basis), and performance-based restricted share units will have a performance period of at least one year. However, up to five percent of the shares available for grant under the 2012 Plan as restricted share units and other “full value awards” may be granted with a vesting period of at least one year, regardless of whether vesting is based on the achievement of performance objectives. A participant who has been granted restricted share units will not have any dividend or voting rights in connection with the notional shares underlying the restricted share units, but the Compensation Committee may authorize the payment of dividend equivalents. However, dividend equivalents with respect to performance-based restricted share units will be accumulated until the restricted share units are earned and will not be paid unless applicable performance objectives are satisfied. At the end of the restriction period, the restricted share units either will be forfeited or settled, depending on whether or not the applicable terms and conditions have been satisfied. Restricted share units may be settled by (i) issuing one common share for each restricted share unit, (ii) paying the participant cash equal to the fair market value of a common share for each restricted share unit, or (iii) a combination of common shares and cash, as determined by the Compensation Committee at the time of grant.

Other Share-Based Awards. The Compensation Committee may grant other awards that are valued in whole or in part by reference to, or otherwise based on the fair market value of, common shares. Such other share-based awards shall be subject to terms and conditions specified by the Compensation Committee, which may include time-based and/or performance-based restrictions. Generally, other share-based awards subject to time-based vesting conditions will have a vesting period of at least three years (and may vest on a pro-rated, graded or cliff basis), and other share-based awards subject to performance-based vesting restrictions will have a performance period of at least one year. However, up to five percent of the shares available for grant under the 2012 Plan as other share-based awards and other “full value awards” may be granted with a vesting period of at least one year, regardless of whether vesting is based on the achievement of performance objectives. The Compensation Committee may authorize the payment of dividend equivalents with respect to other share-based awards. However, such dividend equivalents subject to performance-based restrictions will be accumulated until the other share-based awards are earned and will not be paid unless applicable performance objectives are satisfied.

Cash-Based Awards. A cash-based award gives a participant the right to receive a specified amount of cash, subject to terms and conditions as determined by the Compensation Committee, which may include time-based and/or performance-based restrictions.

Performance Objectives. The 2012 Plan provides that performance objectives may be established by the Compensation Committee in connection with any award. Performance objectives may relate to performance of the Company or one or more of its subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of an individual participant, and performance objectives may be made relative to the performance of a group or companies or a special index of companies.

The Compensation Committee may, in its discretion, grant awards under the 2012 Plan that are intended to qualify for the “performance-based compensation” exemption from Section 162(m) of the Internal Revenue Code. In the case of an award intended to qualify for that exemption, any applicable performance objectives shall be based on the attainment of specified levels of one or more of the following measures: return on net assets, return on capital employed, economic value added, sales,

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revenue, earnings per share, operating income, net income, earnings before interest and taxes, return on equity, total shareholder return, market valuation, cash flow, completion of acquisitions, product and market development, inventory management, working capital management and customer satisfaction. Those measures may be clarified by reasonable definitions adopted from time to time by the Compensation Committee, which may include or exclude any items as the Compensation Committee may specify, including but not limited to: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities; effects relating to the impairment of goodwill or other intangible assets; expenses for restructuring or productivity initiatives; non-operating items; acquisition expenses; and effects of acquisitions, divestitures or reorganizations. Performance objectives related to an award intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code will be established by the Compensation Committee within the time period prescribed by, and subject to the other requirements of, Section 162(m) of the Internal Revenue Code.

Forfeiture of Awards. If the Company terminates a participant’s employment or service for cause, then the participant shall forfeit all outstanding awards granted under the 2012 Plan. For this purpose, “cause” will have the meaning provided in any applicable employment agreement or Change-in-Control Retention Agreement with the participant, or if there is no such applicable definition, “cause” shall mean (i) the commission of an act of fraud, embezzlement, theft, or other similar criminal act constituting a felony and involving the business of the Company or its subsidiaries, or (ii) the participant’s continued failure to perform substantially the participant’s duties (other than a failure resulting from a medically determined physical or mental impairment) that is not cured by the participant within 30 days after a written demand from the Company which specifically identifies the manner in which the Company believes that the participant has not substantially performed the participant’s duties. Awards granted under the 2012 Plan may also be subject to forfeiture or repayment to the Company pursuant to any compensation recovery (or “clawback”) policy that may be adopted by the Company, including a policy that may be adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or any rules or regulations issued by the SEC or NASDAQ.

Adjustments to Authorized Shares and Outstanding Awards. In the event of any equity restructuring, such as a stock dividend, stock split, reverse stock split, spinoff, rights offering or recapitalization through a large, nonrecurring cash dividend, the Compensation Committee will adjust the number and kind of shares that may be delivered under the 2012 Plan, the individual award limits, and, with respect to outstanding awards, the number and kind of shares subject to outstanding awards, the exercise price, and the grant price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Compensation Committee may, in its discretion, cause there to be such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights. However, unless otherwise determined by the Compensation Committee, the Company will always round down to a whole number of shares subject to any award. Any such adjustment will be made by the Compensation Committee, whose determination will be conclusive.

Prohibition on Repricing. Except in connection with certain corporate transactions or events or with the approval of shareholders, the 2012 Plan prohibits the amendment of outstanding stock options or SARs to reduce the exercise price of the award, and no stock option or SAR will be cancelled and replaced with another award (including an award having a lower exercise price) or for cash. These provisions of the 2012 Plan are intended to prohibit the repricing of “underwater” stock options or SARs without approval of the Company’s shareholders.

Effect of a Potential Change in Control or Change in Control. In the event of a “potential change in control” of the Company, all unvested awards shall continue to vest during the applicable vesting period. However, if, within two years after a potential change in control, a participant’s employment is involuntarily terminated without cause or, if the participant is a party to a Change-in-Control Retention Agreement, the participant terminates his or her employment for “good reason” (as defined in the applicable Change-in-Control Retention Agreement), then upon such termination of employment: (i) all of the participant’s outstanding stock options and SARs shall become fully exercisable and shall remain exercisable for the full duration of their term, (ii) all restrictions with respect to outstanding awards shall lapse, with any

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specified performance objectives deemed to be satisfied at the “target” level, and (iii) all outstanding awards shall become fully vested. For purposes of the 2012 Plan, a potential change of control generally means the acquisition of at least 25% but less than 35% of the voting power of the Company’s outstanding voting securities.

In the event of a “change in control” of the Company: (i) all outstanding stock options and SARs shall become fully exercisable and shall remain exercisable for the full duration of their term effective immediately prior to the change in control, (ii) all restrictions with respect to outstanding awards shall lapse effective immediately prior to the change in control, with any specified performance objectives deemed to be satisfied at the “target” level, and (iii) all outstanding awards shall become fully vested effective immediately prior to the change in control. For purposes of the 2012 Plan, a change in control generally means (i) the acquisition of 35% or more of the voting power of the Company’s outstanding voting securities; (ii) the replacement of a majority of the members of the incumbent Board of Directors during a 24-month period with new directors who were not approved by at least two-thirds of the directors then in office; (iii) consummation of a merger or consolidation resulting in less than 50% of the combined voting power of the surviving or resulting corporation’s securities being owned by persons who were shareholders of the Company immediately before such transaction; or (iv) the sale of all or substantially all of the assets of the Company in a single transaction or series of related transactions to a single purchaser or group of affiliated purchasers.

The Compensation Committee also has discretion to cancel any award in exchange for a cash payment upon the occurrence of a change in control, or cancel a stock option or SAR without payment if the fair market value of a share on the date of the change in control does not exceed the exercise price per share of the stock option or SAR.

U.S. Federal Income Tax Consequences

The following is a brief summary of the general U.S. federal income tax consequences relating to the 2012 Plan. This summary is based on U.S. federal tax laws and regulations in effect on the date of this proxy statement and does not purport to be a complete description of the U.S. federal income tax laws.

Incentive Stock Options. Incentive stock options are intended to qualify for special treatment available under Section 422 of the Internal Revenue Code. A participant who is granted an incentive stock option will not recognize ordinary income at the time of grant, and the Company will not be entitled to a deduction at that time. A participant will not recognize ordinary income upon the exercise of an incentive stock option provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant’s employment is terminated due to permanent and total disability).

If the participant does not sell or otherwise dispose of the common shares acquired upon the exercise of an incentive stock option within two years from the date of grant of the incentive stock option or within one year after he or she receives the common shares, then, upon disposition of such common shares, any amount recognized in excess of the exercise price will be taxed to the participant as a capital gain, and the Company will not be entitled to a corresponding deduction. The participant will generally recognize a capital loss to the extent that the amount recognized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the common shares in an amount equal to the lesser of (i) the excess of the fair market value of the common shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount recognized upon disposition of the common shares over the exercise price, and the Company will be entitled to a corresponding deduction. Any amount recognized in excess of the value of the common shares on the date of exercise will be capital gain. If the amount recognized is less than the exercise price, the participant generally will recognize a capital loss equal to the excess of the exercise price over the amount recognized upon the disposition of the common shares.

The rules described above that generally apply to incentive stock options do not apply when calculating any alternative minimum tax liability. The rules affecting the application of the alternative minimum tax are complex, and their effect depends on individual circumstances, including whether a participant has items of adjustment other than those derived from incentive stock options.

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Nonqualified Stock Options. A participant will not recognize ordinary income when a nonqualified stock option is granted, and the Company will not receive a deduction at that time. When a nonqualified stock option is exercised, a participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the common shares that the participant purchased over the exercise price he or she paid, and the Company generally will be entitled to a corresponding deduction.

Stock Appreciation Rights. A participant will not recognize ordinary income when a stock appreciation right is granted, and the Company will not receive a deduction at that time. When a stock appreciation right is exercised, the participant will recognize ordinary income equal to the cash and/or the fair market value of common shares the participant receives, and the Company generally will be entitled to a corresponding deduction.

Restricted Shares. A participant who has been granted restricted shares will not recognize ordinary income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the underlying common shares are not transferable and that the restrictions create a “substantial risk of forfeiture” for federal income tax purposes and that the participant does not make an election under Section 83(b) of the Internal Revenue Code. Generally, upon the vesting of restricted shares, the participant will recognize ordinary income in an amount equal to the then fair market value of the common shares, less any consideration paid for such common shares, and the Company will be entitled to a corresponding deduction. Any gains or losses recognized by the participant upon disposition of the common shares will be treated as capital gains or losses. However, a participant may elect pursuant to Section 83(b) of the Internal Revenue Code to have income recognized at the date of grant of a restricted share award equal to the fair market value of the common shares on the date of grant (less any amount paid for the restricted shares) and to have the applicable capital gain holding period commence as of that date. If a participant makes this election, the Company generally will be entitled to a corresponding deduction in the year of grant.

Restricted Share Units. A participant generally will not recognize ordinary income when restricted share units are granted, and the Company generally will not receive a deduction at that time. Instead, a participant will recognize ordinary income when the restricted share units are settled in an amount equal to the fair market value of the common shares and the cash he or she receives, less any consideration paid, and the Company generally will be entitled to a corresponding deduction.

Other Share-Based Awards. Generally, participants will recognize ordinary income equal to the fair market value of the common shares subject to other share-based awards when they receive the common shares, and the Company generally will be entitled to a corresponding deduction at that time.

Cash-Based Awards. Generally, a participant will recognize ordinary income when a cash-based award is settled in an amount equal to the cash he or she receives, and the Company generally will be entitled to a corresponding deduction at that time.

Miscellaneous. When a participant sells common shares that he or she has received under an award, the participant will generally recognize long-term capital gain or loss if, at the time of the sale, the participant has held the common shares for more than one year (or, in the case of a restricted share award, more than one year from the date the restricted shares vested unless the participant made an election pursuant to Section 83(b) of the Internal Revenue Code, described above). If the participant has held the common shares for one year or less, the gain or loss will be a short-term capital gain or loss.

Section 162(m) of the Tax Code. Section 162(m) of the Internal Revenue Code disallows the deduction of certain compensation in excess of $1 million per year payable to certain covered employees of a public company (generally, the chief executive officer and the next three most highly compensated named executive officers, other than the chief financial officer). Compensation paid to such an officer during a year in excess of $1 million that is not performance-based (or does not comply with other exceptions) generally would not be deductible on the Company’s federal income tax return for that year. It is intended that compensation attributable to any stock options or SARs granted under the 2012 Plan will qualify as performance-based compensation exempt from Section 162(m) of the Internal Revenue Code. The Compensation Committee may, in its discretion, decide to structure other awards granted under the 2012 Plan to qualify for deductibility under Section 162(m).

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Section 409A of the Tax Code. In 2004, the Internal Revenue Code was amended to add Section 409A, which created new rules for amounts deferred under nonqualified deferred compensation plans. Section 409A includes a broad definition of nonqualified deferred compensation plans which may extend to various types of awards granted under the 2012 Plan. If an award is subject to, but fails to comply with, Section 409A, the participant would generally be subject to accelerated income taxation, plus a 20% penalty tax and an interest charge. The Company intends that awards granted under the 2012 Plan will either be exempt from, or will comply with, Section 409A.

Benefits Proposed to be Awarded Under the 2012 Plan. No benefits or amounts have been granted, awarded or received under the 2012 Plan. The issuance of any awards under the 2012 Plan will be at the discretion of the Compensation Committee. Therefore, it is not possible to determine the amount or form of any award that will be granted to any individual in the future as there are many variables the Committee considers in granting equity awards, including compensation of our executive officers compared to peer group compensation, share price at the time the Committee sets executive compensation, and, for payouts under the Long-Term Incentive Plan, performance against predetermined metrics at the time of settlement.

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